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                         UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                           FORM 8-K


                        CURRENT REPORT


              Pursuant to Section 13 or 15(d) of
             the Securities Exchange Act of 1934



                        Date of Report
                       October 22, 1996



                       ICE HOLDINGS, INC.
      (Exact Name of registrant as specified in its charter)



                            Delaware
         (State of other jurisdiction of incorporation)

        0-16205                               33-0214792
 (Commission File No.)                 (IRS Employer I.D. Number)


1649 Appian Way, Ste. 103, Santa Monica, CA 90401        94308
        (Address of Principal Office)                  (Zip Code)



        Registrant's telephone number, including area code
                        (310) 305-1766



                    Registrants Former Name:
               SKYDOOR MEDIA & ENTERTAINMENT, INC.

Registrants Former Address:  18101 Von Karmen Ave., Ste. 1940,
                             Irvine, California  92715









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Item 1.  CHANGES IN CONTROL OF REGISTRANT

     (a)   APPOINTMENT OF NEW DIRECTORS.   The Board of
Directors, comprised Felicia Murray and Jocelyn Scroggins, nominated two additional persons to fill vacant seats on the Company's board of directors. They nominated Laura Frazier and Kim Kallfelz who accepted the nominations.

Item 5.  OTHER EVENTS

Pursuant to a meeting of the Registrant's Board of Directors on October 15, 1996, and Minutes of Majority Shareholders, the following actions have been authorized, ratified and effected:

     (a)   REVERSE SPLIT OF COMMON SHARES.   The Company's Board
of Directors authorized a reverse split of the Company's common shares on October 15, 1996 with an effective date of October 18,
1996.   Before the  split there were 12,610,663 common shares
issued and outstanding. After the split there are 50,442.65 shares issued and outstanding. The reverse split does not affect the shares issued below in paragraph (b) of this Item 5, as they will be issued post split.

     (b)   SALE OF COMMON STOCK.   The Board of Directors
authorized the offer and sale of common stock. The Company has been authorized to sell and issue the following shares:

         (1) Four Million Six Hundred Fifty Thousand (4,650,000) common shares for a total consideration of Twenty-three Thousand
     ($23,250) Dollars. The sale of these shares will be sold pursuant to the transaction exemption afforded by Regulation S. These offers and sales involve ten non-U.S. persons in offshore transactions as these terms are defined in Regulation S.

         (2) Six Million Fifty Thousand (6,050,000) common shares for a total consideration of Thirty Thousand Two Hundred Fifty ($30,250) Dollars. The sale of these shares will be sold pursuant to the transaction exemption afforded by Section 4(2) of the Securities Act of 1933, as amended. These offers and sales involve ten U.S. persons.

        (3) Three Hundred Fifty Thousand (350,000) common shares for a total consideration of Seven Thousand ($7,000)
    Dollars. The sale of these shares will be sold pursuant to a Registration Statement filed on Form S-8 in accordance with the Company's 1996 Stock Option Plan.

Item 6.   RESIGNATION OF DIRECTORS.

     (a)   The Registrant's board of directors tendered their
resignations effective Friday, October 15, 1996.   Copies of the
resignations appear as Exhibit 17. No disagreements precipitated the resignations, but rather a change in control of the Registrant.




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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


ICE HOLDINGS, INC.


Date:  October 22, 1996          ____________________________
                                 Felicia Murray, President



Date:   October 22, 1996         ____________________________
                                 Jocelyn Scroggins, Treasurer










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EXHIBIT 17

                      RESIGNATION OF DIRECTOR

     I, JENNIFER THOMAS, tender my resignation from the Board of Directors of ICE Holdings, Inc. effective this 15th day of October, 1996.

DATED this 15th day of October, 1996.

/s/ Jennifer Thomas
________________________________
Jennifer Thomas





EXHIBIT 23(a)

CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this registration statement on Form 8-K of our reports appearing on the Skydoor Media & Entertainment, Inc Form 10-KSB for the fiscal year ended March 31, 1996 and Form 10-QSB for the quarter ended June 30, 1996 filed with the Securities and Exchange Commission.


/s/  Fox & Fox
___________________
Fox & Fox
Consent date:  October 22, 1996